Supplement to the
Fidelity® SAI Real Estate Index Fund
September 29, 2016
As Revised January 13, 2017
Summary Prospectus

The following information replaces similar information found in the "Fund Summary" section under the "Fee Table" heading.

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee(a)	0.070%
Distribution and/or Service (12b-1) fees	None
Other expenses(a)	0.075%
Total annual operating expenses	0.145%
Fee waiver and/or expense reimbursement(b)	0.075%
Total annual operating expenses after fee waiver and/or expense reimbursement	0.070%

(a)  Adjusted to reflect current fees.

(b)  Fidelity Management & Research Company (FMR) has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 0.07%. This arrangement will remain in effect through September 30, 2018. FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees.

1 year	$7
3 years	$38
5 years	$74
10 years	$177

SV8-SUM-17-01 1.9871336.102	September 1, 2017